UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 20, 2006
                                                        ------------------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-51145                                          02-0510323
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(Commission File Number)                       (IRS Employer Identification No.)

       395 East Dunstable Road
        Nashua, New Hampshire                                        03062
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
             Off-Balance Sheet Arrangement of a Registrant

      On January 20, 2006, Ovation Products Corporation entered into a Senior Secured Convertible Note Purchase Agreement (the "Note Purchase Agreement") with Andlinger & Company, Inc. (the "Purchaser"), pursuant to which Ovation issued to the Purchaser a Senior Secured Convertible Promissory Note (the "Note") in the principal amount of $1.5 million.

      The Note matures on January 20, 2011 and accrues interest at an annual interest rate equal to 10% per annum, payable annually on each annual anniversary of the date of the Note. The Note may be converted into Ovation's shares of common stock, par value $0.01 per share (the "Common Stock") at the election of the Purchaser, and shall automatically convert into Common Stock upon the consummation by the Purchaser (or its affiliate) of an equity investment in the capital stock of Ovation in an amount of at least $5 million (the "Subsequent Investment"). The conversion price of the Note is set forth in the Note and may be subject to certain anti-dilution rights in the future. The maturity date of the Note may be accelerated at the election of either the Company or the Purchaser upon the occurrence of certain events that are deemed a "Sale of the Company" or upon an equity financing resulting in net proceeds to Ovation of at least $10 million. The principal amount of the Note and any interest accrued thereon may not be prepaid by Ovation prior to April 20, 2006 and thereafter, may not be prepaid unless: (i) simultaneously with such prepayment, Ovation issues to the Purchaser a 5-year warrant to purchase the number of shares of Common Stock which the Note would have been convertible into immediately prior to such prepayment with an exercise price equal to the conversion price in effect under the Note immediately prior to such prepayment, or (ii) the Note is prepaid upon a "Sale of the Company", or (iii) the Note is prepaid at the election of the Purchaser upon an equity financing resulting in net proceeds to Ovation of at least $10 million, or (iv) the Note is converted upon the Subsequent Investment.

      Upon the occurrence of an "Event of Default" (as defined in the Note), the principal amount of the Note and accrued and unpaid interest thereon may become immediately due and payable by Ovation. Such events include: (i) a default in the payment of interest or principal on the Note if not cured within 5 business days after receipt of notice; (ii) certain cases or proceedings of bankruptcy or liquidation of Ovation; (iii) failure by Ovation to comply with certain covenants provided for under the Note Purchase Agreement if not cured within the specified grace period; (iv) acceleration of an indebtedness of Ovation having an outstanding principal amount of $50,000 or more; (v) WMS Family I, LLC gives written notice to Ovation of its intention to seek indemnification pursuant to the terms of the Restated License Agreement, dated as of June 30, 2004, between WMS Family I, LLC and Ovation; (vi) certain judgments, injunctions or attachments are rendered against Ovation; or (vii) certain liens (except for Permitted Liens, as defined in the Note Purchase Agreement) exist against the assets of Ovation.

      The Note represents senior indebtedness of Ovation, ranking senior to all other indebtedness and future indebtedness of Ovation (except for Permitted Liens), including in right of payment in full in cash. Certain obligations of Ovation under the Note and the Note Purchase Agreement are secured by a Security Agreement, a Patent Security Agreement and a Trademark Security Agreement, all dated January 20, 2006, between Ovation and the Purchaser (collectively referred to as the "Security Agreements"), pursuant to which Ovation granted to the Purchaser a continuing security interest in all of Ovation's assets (as more fully described in the Security Agreements).

      In connection with the transactions under the Note, WMS Family I, LLC, a principal shareholder of Ovation and a party to several agreements with Ovation, has agreed to subordinate its security interest in Ovation's assets under a Security Agreement, dated December 27, 1997, to the payment of all amounts due by Ovation to the Purchaser under the Note and the Security Agreements. In compliance with the conditions to closing of the Note Purchase Agreement, Ovation has repaid $481,082 to WMS Family I, LLC in full payment of the principal of, interest accrued on, and any other payment obligation under the Promissory Note issued by Ovation to WMS Family I, LLC on June 30, 2004.

      Under the Note Purchase Agreement, Ovation agreed to comply with certain covenants as long as the Note is outstanding, including covenants relating to the maintenance of properties and rights that are necessary to the normal conduct of its business, actions pursuant to the law and customary trade terms, delivery of certain information to the Purchaser, related party transactions, the incurrence of debt and the declaration of dividends. Ovation also agreed to use the net proceeds from the sale of the Note for the repayment of the outstanding debt to WMS Family I, LLC, as noted above, and for Ovation's general working capital purposes. In addition, the Note Purchase Agreement provides that the Purchaser shall be entitled to include Common Stock issuable upon conversion of the Note in certain future registration statements of Ovation.

Item 3.02 Unregistered Sales of Equity Securities

      The Note was not registered under the Securities Act. The date, title and amount of securities sold, as well as the total offering price and the terms of conversion of the Note, are described under Item 2.03 above. The offer and sale of the Note to the Purchaser was exempt from the registration requirements of
Section 5 of the Securities Act, as amended, pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. We relied on the following facts in determining that the offer and sale of the Note qualified for the exemption provided by Rule 506:

            o The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

            o Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased our securities from us under the offer, as determined in accordance with Rule 501(e) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

         Exhibits
         --------

         Exhibit Number       Description
         --------------       -----------

         4.1 Senior Secured Convertible Promissory Note, dated January 20, 2006, issued by the Registrant to Andlinger & Company, Inc.

         10.1 Senior Secured Convertible Note Purchase Agreement, date January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.2 Security Agreement, dated January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.3 Patent Security Agreement, dated January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.4 Trademark Security Agreement, dated January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.5 Subordination Agreement, dated January 20, 2006, between Andlinger & Company, Inc., WMS Family I, LLC and the Registrant

         10.6 Security Agreement, dated August 21, 1997, by and between the Registrant and WMS Enterprises, Inc.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 26, 2006                Ovation Products Corporation


                                       By: /s/ Robert MacDonald
                                       -----------------------------------------
                                       Name:  Robert MacDonald
                                       Title: Chief Executive Officer

Exhibit Index
-------------

         Exhibit Number       Description
         --------------       -----------

         4.1 Senior Secured Convertible Promissory Note, dated January 20, 2006, issued by the Registrant to Andlinger & Company, Inc.

         10.1 Senior Secured Convertible Note Purchase Agreement, date January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.2 Security Agreement, dated January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.3 Patent Security Agreement, dated January 20, 2006, between Andlinger & Company, Inc. and the Registrant

         10.4 Trademark Security Agreement, dated January 20, 2006, between Andlinger & Company,
                              Inc. and the Registrant

         10.5 Subordination Agreement, dated January 20, 2006, between Andlinger & Company, Inc., WMS Family I, LLC and the Registrant

         10.6 Security Agreement, dated August 21, 1997, by and between the Registrant and WMS Enterprises, Inc.